Property and equipment, net	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Property and equipment, net

6.Property and equipment, net

In November 2021, DSS acquired the ownership interest of a land owned by Unitized Ocean Transport Limited by 1/3, to which DSS owned also 1/3, for the purchase price of €1.1 million. The total acquisition cost, including expenses and taxes amounted to $1,358.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Property and	Accumulated
	Equipment	Depreciation	Net Book Value
Balance, December 31, 2019	$27,060	$(4,983)	$22,077
- Additions in property and equipment	138	—	138
- Depreciation for the year	—	(511)	(511)
Balance, December 31, 2020	$27,198	$(5,494)	$21,704
- Additions in property and equipment	1,600	—	1,600
- Depreciation for the year	—	(462)	(462)
- Write-off of obsolete equipment	(529)	529	—
Balance, December 31, 2021	$28,269	$(5,427)	$22,842